                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)     May 16, 2002
                                                 ---------------------


                           EAGLE-PICHER HOLDINGS, INC.
    ------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           DELAWARE                     333-49957               13-3989553
-------------------------------      ---------------        -----------------
  (State or other jurisdiction         (Commission            (IRS Employer
 of incorporation)                     File Number)         Identification No.)



           11201 North Tatum Blvd., Suite 110, Phoenix, Arizona    85028
  ----------------------------------------------------------------------------
           (Address of principal executive offices)               Zip Code


Registrant's telephone number, including area code    602-923-7200
                                                  ---------------------------



                                (Not Applicable)
 -----------------------------------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)

                         TABLE OF ADDITIONAL REGISTRANTS




                                       Jurisdiction of                                  IRS Employer
                                       Incorporation or        Commission File         Identification
         Name                            Organization              Number                  Number
         ----                            ------------              ------                  ------



Eagle-Picher Industries, Inc.             Ohio                 333-49957                 31-0268670
Daisy Parts, Inc.                         Michigan             333-49957-02              38-1406772
Eagle-Picher Development Co., Inc.        Delaware             333-49957-03              31-1215706
Eagle-Picher Far East, Inc.               Delaware             333-49957-04              31-1235685
Eagle-Picher Minerals, Inc.               Nevada               333-49957-06              31-1188662
Eagle-Picher Technologies, LLC            Delaware             333-49957-09              31-1587660
Hillsdale Tool & Manufacturing Co.        Michigan             333-49957-07              38-0946293
EPMR Corp.                                Michigan             333-49957-08              38-2185909

ITEM 5.  OTHER EVENTS.

         Eagle-Picher Industries, Inc. issued a press release on May 16, 2002 announcing an amendment to its senior secured credit facility. A copy of the amendment is attached hereto as Exhibit 10.65 and a copy of the press release is attached hereto as Exhibit 99.1 and both are incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)   Financial Statements of Businesses Acquired

      Not applicable.

(b)   Pro Forma Financial Information

      Not Applicable

(c)   Exhibits:

      10.65  -   Fifth Amendment to Credit Agreement dated as of May 3, 2002.

      99     -   Press release dated May 16, 2002.

                                   SIGNATURES
                                   ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.









                               EAGLE-PICHER HOLDINGS, INC.





                                /s/ David G. Krall
                               -----------------------------
                               David G. Krall
                               Senior Vice President and General Counsel





DATE   May 17, 2002
    ------------------

                                   SIGNATURES
                                   ----------




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.











                                EAGLE-PICHER INDUSTRIES, INC.





                                 /s/ David G. Krall
                                ------------------------------
                                David G. Krall
                                Senior Vice President and General Counsel





DATE   May 17, 2002
    ------------------

                                   SIGNATURES
                                   ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.











                                       DAISY PARTS, INC.





                                        /s/ David G. Krall
                                       ----------------------------
                                       David G. Krall
                                       Vice President





DATE   May 17, 2002
    ------------------

                                   SIGNATURES
                                   ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.











                                       EAGLE-PICHER DEVELOPMENT COMPANY, INC.





                                         /s/ David G. Krall
                                       ------------------------------
                                       David G. Krall
                                       Vice President





DATE   May 17, 2002
    ------------------

                                   SIGNATURES
                                   ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.











                                       EAGLE-PICHER FAR EAST, INC.








                                        /s/ David G. Krall
                                       -----------------------------
                                       David G. Krall
                                       Vice President





DATE   May 17, 2002
    ------------------

                                   SIGNATURES
                                   ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.











                                       EAGLE-PICHER MINERALS, INC.





                                        /s/ David G. Krall
                                       ----------------------------
                                       David G. Krall
                                       Vice President





DATE   May 17, 2002
    -------------------

                                   SIGNATURES
                                   ----------





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.











                                       EAGLE-PICHER TECHNOLOGIES, LLC





                                        /s/ Doug Wright
                                       -------------------------------
                                       Doug Wright
                                       Vice President, Controller
                                       and Chief Financial Officer




DATE   May 17, 2002
    ------------------

                                   SIGNATURES
                                   ----------




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.











                                       HILLSDALE TOOL & MANUFACTURING CO.





                                         /s/ David G. Krall
                                       ------------------------------
                                       David G. Krall
                                       Vice President






DATE   May 17, 2002
    ------------------

                                   SIGNATURES
                                   ----------




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.











                                       EPMR CORP.





                                        /s/ David G. Krall
                                       ---------------------------
                                       David G. Krall
                                       Vice President


DATE   May 17, 2002
    ------------------

                                    EXHIBIT INDEX
                                    -------------





Exhibit No.           Description
-----------           -----------

   10.65           Fifth Amendment to Credit Agreement dated as of May 3, 2002.

   99              Press release dated May 14, 2002.